     UNITED STATES

     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):      November 19, 2008

     NEW CONCEPT ENERGY, INC.

     (Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1755 Wittington Place, Suite 340 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code          972-407-8400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.01. Changes in Registrant’s Certifying Accountant

     Effective November 19, 2008, the Audit Committee of the Board of Directors of New Concept Energy, Inc. (“NCE” or the “Registrant” or the “Issuer”) engaged the Plano, Texas firm of Swalm & Associates, PC as the Independent Registered Public Accountant to audit NCE’s financial statements for the fiscal year ending December 31, 2008 and any interim periods. During the Registrant’s two most recent fiscal years and any subsequent interim period, NCE did not consult with Swalm & Associates, PC or any of its members about the application of accounting principals to any specified transaction or any other matter. During the Registrant’s most recent fiscal year ended December 31, 2007 and the subsequent interim period, Edward S. Swalm of Swalm & Associates, PC served as the outside concurring reviewer for Farmer, Fuqua & Huff, PC in connection with Farmer, Fuqua & Huff, PC’s audit of NCE’s financial statements for the fiscal year ended December 31, 2007 and review of NCE’s financial statements for the first quarter ended March 31, 2008 and the second quarter ended June 30, 2008. The decision to change accountants was approved by the Audit Committee of the Board of Directors of NCE consisting of Messrs. Dan Locklear (Chairman), Jim Huffstickler and Victor Lund.

     The engagement effective November 19, 2008 of Swalm & Associates, PC as the new Independent Registered Public Accountant for NCE necessarily results in the termination or dismissal of the principal accountant which audited NCE’s financial statements for the fiscal year ended December 31, 2007, Farmer, Fuqua & Huff, PC. Farmer, Fuqua & Huff, PC had made a fee proposal estimate to NCE for the fiscal year ending December 31, 2008, which was greater than the fee proposal of Swalm & Associates, PC for the same work.

     During the Registrant’s two most recent fiscal years ended December 31, 2007 and the subsequent interim periods, there were no disagreements between the Registrant and Farmer, Fuqua & Huff, PC concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Farmer, Fuqua & Huff, PC’s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     Farmer, Fuqua & Huff, PC’s report dated March 31, 2008 on NCE’s financial statements for the fiscal year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principals.

     NCE provided Farmer, Fuqua & Huff, PC with a copy of the foregoing disclosures and requested from Farmer, Fuqua & Huff, PC a letter addressed to the Commission stating whether Farmer, Fuqua & Huff, PC agrees with the statements made by NCE in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Farmer, Fuqua & Huff, PC’s letter is attached as an exhibit to this report as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits

     (d)     Exhibits.

     The following documents are filed as exhibits to this Report:

Exhibit Designation	Description of Exhibit
16.1*	Letter dated November 19, 2008 addressed to the Securities and Exchange Commission from Farmer, Fuqua & Huff, PC.
_____________________ *Furnished herewith.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: November 20, 2008	NEW CONCEPT ENERGY, INC.

By: /s/ Gene S. Bertcher
Gene S. Bertcher, Chairman, Principal
Executive Officer and Chief Financial
Officer